Exhibit 99.3

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The Unaudited Pro Forma Financial Information reflects financial information, which gives effect to the August 22, 2013 merger between Issuer Direct Corporation (the “Company”) and Precision IR Group, Inc. (“PIR”) whereby the Company paid $3,450,000 to certain debtors of PIR as full consideration of the merger; the Securities Purchase Agreement between Red Oak Partners LP and the Company whereby the Company borrowed $2,500,000 to partially finance the transaction; and the borrowing of $500,000 on the Company’s line of credit to partially finance the transaction.

The Pro Forma Statements included herein reflect the use of the purchase method of accounting for the above transactions.  Such financial information has been prepared from, and should be read in conjunction with, the historical audited financial statements of both the Company and PIR.

The Unaudited Pro Forma Balance Sheet gives effect to the transaction as if it had occurred on June 30, 2013, the last date that PIR has prepared interim financial statements.  The Unaudited Pro Forma Statements of Operations gives effect to the transaction as if it had occurred at the beginning of the earliest period presented, combining the results of the Company and PIR for the year ended December 31, 2012 and the six months ended June 30, 2013.

Issuer Direct Corporation and PIR
Unaudited Pro Forma Consolidated Income Statement
For the Six Months Ended June 30, 2013

(Numbers in 000's except per share information)	Issuer Direct Corp	PIR	Pro-Forma
	Actual	Actual	Adjusments		Pro-Forma
Income Statement
Revenues	$3,135	$5,645	-		$8,780
Cost of services	912	1,669	-		2,581
Gross profit	2,223	3,976	-		6,199
Operating costs and expenses:
General and administrative	795	2,068	(901)	(1)	1,962
Sales and marketing	380	1,393	-		1,773
Depreciation and amortization	67	401	-		468
Total operating costs and expenses	1,242	3,862	(901)		4,203
Operating income	981	114	901		1,996

Other income (expense):
Interest income	2	-	-		2
Interest expense - cash	-	(368)	355	(2)	(13)
Interest expense - non cash	-	-	(625)	(3)	(625)
Management fee	-	(405)	405	(4)	-
Intangible asset and goodwill impairment losses	-	-	-		-
Loss on foreign currencty exchange	-	(45)	-		(45)
Total other income (expense)	2	(818)	135		(681)
Net income (loss) from continuing operations, before income taxes	983	(704)	1,036		1,315
Income tax expense	(403)	-	(53)	(5)	(456)
Net income (loss) from continuing operations	580	(704)	983		859
Discontinued operations	-	22	(22)	(6)	-
Loss on sale of discontinued operations	-	-	-		-
Net Income (Loss)	580	(682)	961		859
Other Comprehensive Loss
Foreign currency translation adjustment	-	(72)	-		(72)
Comprehensive Income (Loss)	$580	$(754)	$961		$787

Net income per share - basic	$0.30				$0.44
Net income per share - fully diluted	$0.28				$0.32
Weighted average number of common shares outstanding - basic	1,946,367	-	-		1,946,367
Weighted average number of common shares outstanding - fully diluted	2,043,926	-	626,566	(3)	2,670,492

See notes to unaudited pro forma financial information.

Issuer Direct Corporation and PIR
Unaudited Pro Forma Consolidated Income Statement
For the Year Ended December 31, 2012

(Numbers in 000's except per share information)	Issuer Direct Corp	PrecisionIR	Pro-Forma
	Actual	Actual	Adjustments		Pro-Forma
Income Statement
Revenues	$4,305	$13,682	$-		$17,987
Cost of services	1,501	3,776	-		5,277
Gross profit	2,804	9,906	-		12,710
Operating costs and expenses:
General and administrative	1,309	5,159	(1,937)	(7)	4,531
Sales and marketing	800	3,938	(607)	(7)	4,131
Depreciation and amortization	138	915	-		1,053
Total operating costs and expenses	2,247	10,012	(2,544)		9,715
Operating income	557	(106)	2,544		2,995

Other income (expense):
Interest expense - cash	-	(567)	542	(2)	(25)
Interest expense - non cash	-	-	(1,250)	(3)	(1,250)
Management fee	-	(646)	646	(4)	-
Intangible asset and goodwill impairment losses	-	(8,290)	8,290	(8)	-
Loss on foreign currencty exchange	-	(71)	-		(71)
Total other income (expense)	-	(9,574)	8,228		(1,346)
Net income (loss) from continuing operations, before income taxes	557	(9,680)	10,772		1,649
Income tax expense	(251)	81	(407)	(5)	(577)
Net income (loss) from continuing operations	306	(9,599)	10,365		1,072
Discontinued operations	-	20	(20)	(6)	-
Loss on sale of discontinued operations	-	(92)	92	(6)	-
Net Income (Loss)	306	(9,671)	10,437		1,072
Other Comprehensive Loss
Foreign currency translation adjustment	-	(36)	-		(36)
Comprehensive Income (Loss)	$306	$(9,707)	$10,437		$1,036

Net income per share - basic	$0.16				$0.56
Net income per share - fully diluted	$0.15				$0.41
Weighted average number of common shares outstanding - basic	1,902,921	-	-		1,902,921
Weighted average number of common shares outstanding - fully diluted	1,978,617	-	626,566	(3)	2,605,183

See notes to unaudited pro forma financial information.

Issuer Direct Corporation
Unaudited Pro Forma Consolidated Balance Sheet
As of June 30, 2013

			Pro-Forma
Consolidated Balance Sheets (USD $000's)	Issuer Direct Corp	PIR	Adjustments		ProForma
Current assets:			-
Cash and cash equivalents	$1,500	$1,048	(1,183)		$1,365
Accounts receivable, net	834	1,904	-		2,738
Deferred income tax asset - current	49	-	-		49
Other current assets	63	452	-		515
Total current assets	2,446	3,404	(1,183)		4,667
Furniture, equipment and improvements, net	69	296	-		365
Deferred income tax - noncurrent	159	-	-		159
Intangible assets	380	3,597	648	(9)	4,625
Other noncurrent assets	12	72	-		84
Total assets	$3,066	$7,369	$(535)		$9,900

Current liabilities:
Current maturities of notes payable and long-term debt	$-	$6,343	$(6,343)	(10)	$-
Accounts payable	96	498	-		594
Advance postage fees	-	803	-		803
Accrued expenses	40	1,892	(1,183)	(11)	749
Income taxes payable	247	34	-		281
Line of credit	-	-	500	(2)	500
Deferred revenue	64	1,443	-		1,507
Total current liabilities	447	11,013	(7,026)		4,434
Deferred Income taxes	-	282			282
Other long-term liabilities	95	3,260	(3,195)	(12)	160
Total liabilities	542	14,555	(10,221)		4,876
Stockholders' equity:
Preferred stock	-	31	(31)	(9)	-
Common stock	2	34	(34)	(9)	2
Additional paid-in capital	2,226	34,501	(32,001)	(9)	4,726
Other accumulated comprehensive income	-	(111)	111	(9)	-
Retained earnings (accumulated deficit)	296	(41,641)	41,641	(9)	296
Total stockholders' equity	2,524	(7,186)	9,686		5,024
Total liabilities and stockholders' equity	$3,066	$7,369	$(535)		$9,900

See notes to unaudited pro forma financial information.

Notes to unaudited pro forma financial information (All numbers in 000’s except per share information)

(1)  Eliminates salaries and severance of $657 for executives, board members, and employees whose positions were eliminated in anticipation of the sale of PIR, and that will not be replaced; legal, consulting, and other transaction related fees of $202; and $42 of expenses to terminate an office in London in anticipation of the sale of PIR.

(2)  Interest expense has been reduced for the effect of interest recorded by PIR for debt that was held by PIR and paid off by closing, and increased for interest payable on the Company's line of credit, as the Company borrowed $500  on the line of credit to help finance the transaction.  Therefore, the balance of the Company's line of credit has also been adjusted to show the $500 borrowed for the transaction.

(3) In connection with the Securities Purchase Agreement entered into with Red Oak, the Company granted Red Oak the right to convert their $2,500 note payable into shares of the Company's common stock at $3.99 per share.  This represented more than a 100% discount to market, and therefore the Company will record the value of this beneficial conversion feature of $2,500 as additional paid in capital, and amortize the value as non-cash interest expense over the two year life of the loan.  Furthermore, the Company will increase fully diluted shares outstanding by the 626,566 shares of common stock issuable upon conversion of the notes payable.

(4) Management fees payable to the private equity firm that held the majority of PIR's stock have been eliminated, as there will be no such fees following the transaction.
(5) Assumed effective tax rate of 35% for the combined companies US and foreign operations.
(6) Discontinued operations sold prior to the acquisition have been eliminated, as the rights to any income were retained by the prior owners of PIR.
(7)  Eliminates salaries and severance of $2,463 for executives, board members, and employees of PIR whose positions were eliminated in anticipation of the sale of PIR, and that will not be replaced; legal, consulting, and other transaction related fees of $46; and $35 of expenses to terminate a warehouse in London in anticipation of the sale of PIR.

(8) PIR wrote-off certain intangible assets in 2012 that will have no impact on the business going forward, and therefore has been eliminated.
(9) All intangible assets and equity accounts previously recorded for PIR were eliminated, and the value of the beneficial conversion feature described in note (3) above was recorded as additional paid in capital. Furthermore, the Company is in the process of obtaining a valuation of intangible assets, and the exact purchase price allocation is subject to change.

(10) All debt recorded by PIR that was paid off at closing has been eliminated.
(11) Accrued management fees of $900k, bank fees of $271k and accrued interest of $12k were eliminated as they were paid off at closing, and cash was reduced to reflect the payments.
(12) All dividends payable recorded by PIR were eliminated as they were forgiven at closing.